UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-08573

Name of Fund: BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings

              California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2016

Date of reporting period: 01/31/2016

Item 1 – Report to Stockholders

JANUARY 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery while inflationary pressures remained low, investors spent most of 2015 anticipating a short-term rate hike from the Federal Reserve (“Fed”), which ultimately came to fruition in December. In contrast, the European Central Bank and the Bank of Japan moved to a more accommodative stance over the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities.

Market volatility broadly increased in the latter part of 2015 and continued into 2016 given a collapse in oil prices and decelerating growth in China, while global growth and inflation failed to pick up. Oil prices were driven lower due to excess supply while the world’s largest oil producers had yet to negotiate a deal that would stabilize oil prices. In China, slower economic growth combined with a depreciating yuan and declining confidence in the country’s policymakers stoked worries about the potential impact to the broader global economy. After a long period in which global central bank policies had significant influence on investor sentiment and hence the direction of financial markets, in recent months, the underperformance of markets in Europe and Japan — where central banks had taken aggressive measures to stimulate growth and stabilize their currencies — highlighted the possibility that central banks could be losing their effectiveness.

In this environment, higher quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds outperformed risk assets including equities and high yield bonds. Large cap U.S. equities fared better than international developed and emerging markets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.77)%	(0.67)%
U.S. small cap equities (Russell 2000® Index)	(15.80)	(9.92)
International equities (MSCI Europe, Australasia, Far East Index)	(14.58)	(8.43)
Emerging market equities (MSCI Emerging Markets Index)	(16.96)	(20.91)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.05	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.36	(0.41)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.33	(0.16)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.67	2.66
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(7.75)	(6.58)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments, with municipal bonds being one of the strongest-performing sectors. Investors favored the relative stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, falling oil prices, global growth concerns, geopolitical risks, and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended January 31, 2016, municipal bond funds garnered net inflows of approximately $16 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $392 billion (considerably higher than the $349 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of January 31, 2016
6 months: 3.67%
12 months: 2.66%

A Closer Look at Yields

From January 31, 2015 to January 31, 2016, yields on AAA-rated 30-year municipal bonds increased by 25 basis points (“bps”) from 2.50% to 2.75%, while 10-year rates fell by 1 bp from 1.72% to 1.71% and 5-year rates increased 6 bps from 0.94% to 1.00% (as measured by Thomson Municipal Market Data). The slope of the municipal yield curve remained unchanged over the 12-month period with the spread between 2- and 30-year maturities holding steady at 209 bps as the spread between 2- and 10-year maturities flattened by 26 bps and the spread between 10- and 30-year maturities steepened by 26 bps.

During the same time period, U.S. Treasury rates increased by 50 bps on 30-year bonds, 25 bps on 10-year bonds and 14 bps on 5-year bonds. Accordingly, tax-exempt municipal bonds outperformed Treasuries, most notably in the intermediate and long-end of the curve as a result of manageable supply and robust demand. In absolute terms, the positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., VRDP Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	5

Fund Summary as of January 31, 2016	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2016 ($15.05)[1]	5.38%
Tax Equivalent Yield[2]	10.96%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of January 31, 2016[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUC[1,2]	8.33%	5.07%
Lipper California Municipal Debt Funds[3]	10.81%	5.97%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

California municipal bonds outperformed the national tax-exempt market, reflecting the improvement in state finances that resulted from the combination of austerity measures and steady revenues from a diversified economy. In addition, the market benefited from the robust demand for tax-exempt investments in a state with a high income tax.

•

The Fund’s positions in longer-term bonds made a strong contribution to performance at a time in which yields fell. Its investments in AA-rated credits in the school district, transportation and health care sectors also aided performance. AA-rated bonds generally experienced rising valuations as a result of California’s improving credit profile. On a sector basis, investments in health care and utilities made the largest contributions to performance.

•

Using TOB Trusts, the Fund continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months given that yields declined.

•

The Fund utilized ten-year U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$15.05	$14.28	5.39%	$15.09	$14.02
Net Asset Value	$16.13	$15.78	2.22%	$16.18	$15.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/16	7/31/15
County/City/Special District/School District	40%	40%
Utilities	20	24
Health	14	12
Transportation	13	12
State	6	6
Education	5	6
Corporate	2	—

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	17%	15%
AA/Aa	70	75
A	12	10
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	7%
2017	10
2018	12
2019	15
2020	5

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	7

Fund Summary as of January 31, 2016	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On December 5, 2014, the Boards of the Fund and BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) approved the reorganization of MJI with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on March 12, 2015, the requisite shareholders of the Fund and MJI approved the reorganization, which was effective on April 13, 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2016 ($14.49)[1]	6.13%
Tax Equivalent Yield[2]	11.90%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 1, 2016, was decreased to $0.071 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUJ[1,2]	10.42%	6.56%
Lipper New Jersey Municipal Debt Funds[3]	5.99%	6.08%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

New Jersey municipal bonds outperformed the national tax-exempt market during the period. The slump in the state’s bond market during the first half of 2015 led to a significant widening of yield spreads (the extra yield received when compared to U.S. government securities). Higher yields attracted buying interest in the state during the past six months, which helped boost prices at a time of dwindling supply.

•

The largest positive contribution to performance came from the Fund’s duration exposure, as municipal yields fell significantly during the reporting period. (Duration is a measure of interest-rate sensitivity). Income in the form of coupon payments made up a meaningful portion of the Fund’s total return. Performance also benefited from the Fund’s investments in the health care sector.

•

Using TOB Trusts, the Fund continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months given that yields declined.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance at a time in which yields fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$14.49	$13.55	6.94%	$14.63	$13.17
Net Asset Value	$16.12	$15.62	3.20%	$16.14	$15.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/16	7/31/15
Transportation	23%	22%
Education	22	22
State	20	21
County/City/Special District/School District	15	15
Health	11	11
Housing	4	4
Utilities	3	3
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	6%
2017	7
2018	9
2019	4
2020	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/16		7/31/15
AAA/Aaa	—	[2]	8%
AA/Aa	55%		50
A	37		35
BBB/Baa	8		7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Fund’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	9

Fund Summary as of January 31, 2016	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2016 ($14.41)[1]	5.91%
Tax Equivalent Yield[2]	10.44%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of January 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MFT[1,2]	11.13%	5.53%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	9.89%	5.99%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

The Fund’s overweight position in A-rated bonds, which outperformed higher-rated issues amid investors’ continued search for yield, made a positive contribution to performance. Holdings in longer-dated, A-rated bonds in the transportation and health care sectors made particularly strong contributions. The Fund’s positions in long-term bonds, which outpaced their short-term counterparts, aided performance. Income generated in the form of coupon payments also made a meaningful contribution to the Fund’s total return.

•

Using TOB Trusts, the Fund continued to employ leverage in order to increase income. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months given that yields declined.

•	The Fund’s positions in shorter-dated holdings, such as pre-refunded issues and bonds with very short call dates, detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$14.41	$13.37	7.78%	$14.41	$13.08
Net Asset Value	$15.31	$14.95	2.41%	$15.35	$14.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/16	7/31/15
Transportation	40%	37%
Utilities	19	19
County/City/Special District/School District	15	18
Health	10	11
State	9	9
Education	3	2
Housing	2	2
Tobacco	1	—
Corporate	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	6%	7%
AA/Aa	60	61
A	29	26
BBB/Baa	5	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	1%
2017	1
2018	11
2019	26
2020	5

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	11

Fund Summary as of January 31, 2016	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On April 30, 2015, the Boards of the Fund and BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”) approved the reorganization of MYM with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on August 6, 2015, the requisite shareholders of the Fund and MYM approved the reorganization, which was effective on September 14, 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2016 ($14.20)[1]	5.83%
Tax Equivalent Yield[2]	10.76%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of January 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MIY[1,2]	10.81%	5.83%
Lipper Other States Municipal Debt Funds[3]	7.55%	5.60%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets. Michigan municipal bonds slightly outperformed the national tax-exempt market. Michigan’s market has been under stress in recent years due to the difficulties in Detroit. However, the state’s tax-exempt market strengthened during the past six months, reflecting lower new issuance and signs of improved fiscal stability.

•

The largest positive contribution to performance came from the Fund’s duration exposure, as municipal yields fell significantly during the reporting period. (Duration is a measure of interest-rate sensitivity). Income in the form of coupon payments made up a meaningful portion of the Fund’s total return. Performance also benefited from the Fund’s investments in the education sector.

•

Using TOB Trusts, the Fund continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months given that yields declined.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance at a time in which yields fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$14.20	$13.22	7.41%	$14.22	$12.95
Net Asset Value	$15.89	$15.48	2.65%	$15.93	$15.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/16	7/31/15
Health	26%	21%
Education	24	22
County/City/Special District/School District	16	16
State	10	14
Utilities	10	10
Transportation	7	9
Housing	4	5
Corporate	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	3%	1%
AA/Aa	68	73
A	26	23
BBB/Baa	2	2
N/R	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	5%
2017	7
2018	12
2019	6
2020	5

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	13

Fund Summary as of January 31, 2016	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2016 ($15.02)[1]	5.71%
Tax Equivalent Yield[2]	10.41%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of January 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 1, 2016, was decreased to $0.0683 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MPA[1,2]	14.66%	6.00%
Lipper Pennsylvania Municipal Debt Funds[3]	11.39%	5.41%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets. Pennsylvania municipal bonds underperformed the national tax-exempt market, reflecting the ongoing political impasse regarding the state’s budget for the 2015-2016 fiscal year.

•

The Fund’s positions in longer-term bonds made a strong contribution to performance at a time in which yields fell. On a sector basis, the most significant contribution came from the Fund’s positions in health care and transportation issues. The Fund’s exposure to zero-coupon bonds, which outperformed current-coupon bonds, also benefited returns.

•

Using TOB Trusts, the Fund continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months given that yields declined.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance at a time in which yields fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$15.02	$13.50	11.26%	$15.61	$13.33
Net Asset Value	$16.22	$15.77	2.85%	$16.28	$15.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/16	7/31/15
Health	22%	20%
County/City/Special District/School District	21	19
Education	17	15
State	12	14
Transportation	9	12
Corporate	8	8
Housing	6	5
Utilities	5	7

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	1%	1%
AA/Aa	64	65
A	22	23
BBB/Baa	9	9
BB	1	—
N/R2	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	5
2018	11
2019	12
2020	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	15

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 105.6%
Corporate — 3.4%
California Pollution Control Financing Authority, Refunding RB, Waste Management, Inc., AMT:
Series A-1, 3.38%, 7/01/25	$5,000	$5,340,900
Series B-1, 3.00%, 11/01/25	14,000	14,510,020
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	2,435	2,816,443

		22,667,363
County/City/Special District/School District — 32.5%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,120	11,060,098
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	4,002,810
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,783,125
County of Riverside California Public Financing Authority, RB, Capital Facility Project, 5.25%, 11/01/45	10,000	11,825,300
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,665	3,248,235
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	4,000	4,471,040
Culver City Redevelopment Finance Authority California, Refunding, Tax Allocation Bonds, Series A (AGM), 5.60%, 11/01/25	3,750	3,765,975
Fremont Union High School District, GO, Refunding, 4.00%, 8/01/40	2,500	2,674,825
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,451,170
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,566,871
5.75%, 8/01/35	8,400	10,021,200
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (a)	2,000	2,536,780
Imperial Irrigation District, Series A, Electric System Revenue:
5.13%, 11/01/18 (a)	6,530	7,292,965
5.13%, 11/01/38	1,470	1,628,216
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	6,901,605
5.75%, 11/01/34	12,085	15,051,626
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement, Series E, 5.25%, 8/01/39	3,700	4,350,867
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,662,210

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Merced Union High School District, GO, CAB, Refunding (AGM) (b):
0.00%, 8/01/40	$3,800	$1,205,512
0.00%, 8/01/42	4,125	1,164,529
Mount San Jacinto Community College District, GO, Series A, 5.00%, 8/01/35	3,565	4,274,827
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	11,347,600
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,501,550
Rio Elementary School District, GO, Series A, 5.25%, 8/01/40	5,865	6,954,658
Riverside Community College District Foundation, GO, Election of 2004 (a):
Series C (AGM), 5.00%, 8/01/17	8,750	9,341,588
Series C (NPFGC), 5.00%, 8/01/17	8,910	9,512,405
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/16 (a)	10,750	11,003,163
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	905	1,022,741
San Diego Unified School District, GO, CAB, Series C (b):
Election of 2008, 0.00%, 7/01/42	3,605	1,256,198
Election of 2008, 0.00%, 7/01/43	1,310	437,448
Election of 2008, 0.00%, 7/01/45	1,575	486,911
0.00%, 7/01/47	1,000	284,910
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,560	2,595,072
5.75%, 5/01/42	4,500	5,350,140
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/39	5,800	6,686,704
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	2,037,229
5.00%, 10/01/33	1,125	1,344,983
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,464,359
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	5,390	6,389,252
Election of 2010, Series B, 5.50%, 8/01/39	3,195	3,823,073
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,991,450

		214,771,220

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	IDB	Industrial Development Board
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GAB	Grant Anticipation Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	Q-SBLF	Qualified School Bond Loan Fund
BARB	Building Aid Revenue Bonds	HDA	Housing Development Authority	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	S/F	Single-Family
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	Syncora	Syncora Guarantee
COP	Certificates of Participation

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Municipal Bonds	Par (000)	Value
California (continued)
Education — 1.9%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	$2,750	$3,293,455
University of California, RB, Series D (AGM), 5.00%, 5/15/16 (a)	2,500	2,560,425
University of California, Refunding RB, Series AO, 5.00%, 5/15/40	5,430	6,391,708

		12,245,588
Health — 15.6%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	6,305	7,347,532
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	9,112,400
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,275	7,319,014
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,719,599
Sutter Health, Series A, 5.00%, 11/15/41 (c)	2,275	2,656,085
Sutter Health, Series A, 5.25%, 11/15/46	7,500	7,755,825
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,646,344
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 7/01/34	3,700	4,270,762
Providence Health and Services, 5.00%, 10/01/38	10,970	12,743,081
St. Joseph Health System, 5.00%, 7/01/37	10,000	11,588,400
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	12,505	12,552,894
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,552,675
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	7,004,648
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,971,466

		103,240,725
State — 9.7%
State of California, GO:
Various Purposes, 6.00%, 3/01/33	5,000	5,990,200
Various Purposes, 6.00%, 4/01/38	27,765	32,050,805
Refunding, Veterans Bond, 4.00%, 12/01/40	4,000	4,266,760
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,327,150
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,496,384
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,491,320
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/16 (a)	13,000	13,314,210

		63,936,829
Transportation — 20.9%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	9,650	11,164,857
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/22	4,950	5,495,836
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,551,350
2nd Series A, 5.00%, 5/01/29	6,435	7,455,334

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
City of Los Angeles California Department of Airports, ARB:
AMT, Senior Series A, 5.00%, 5/15/40	$3,830	$4,383,626
AMT, Series D, 5.00%, 5/15/35	2,000	2,329,320
AMT, Series D, 5.00%, 5/15/36	1,500	1,741,695
Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	3,038,588
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	5,000	5,672,550
5.25%, 5/15/39	5,845	6,577,729
City of San Jose California, ARB, AMT, Series A (AMBAC), 5.00%, 3/01/37	8,000	8,323,280
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	3,785	4,433,787
6.25%, 3/01/34	1,400	1,685,376
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	6,788,706
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,200	9,034,104
Senior Series B, 5.75%, 7/01/39	2,650	2,933,311
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	14,665,689
Senior Series B, AMT (AGM), 5.25%, 7/01/33	18,000	19,548,000
Senior Series B, AMT (AGM), 5.25%, 7/01/39	4,995	5,396,049
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,545	5,407,459
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,273,177
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	500	564,570

		138,464,393
Utilities — 21.6%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,589,400
City of Los Angeles California Department of Water & Power, RB:
Series A, 5.38%, 7/01/38	9,375	10,492,687
Sub-Series A-2 (AGM), 5.00%, 7/01/35	5,000	5,100,200
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	16,000	18,482,720
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,328,580
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/39	5,245	6,156,529
Series B, 5.00%, 11/01/30	10,000	11,405,000
County of Sacramento California Sanitation Districts Financing Authority, RB (NPFGC), 5.00%, 12/01/36	1,010	1,025,665
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	4,000	4,776,920
East Bay California Municipal Utility District Wastewater System Revenue, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	17,015	18,046,790
East Bay California Municipal Utility District Water System Revenue, Refunding RB (a):
Series A (NPFGC), 5.00%, 6/01/17	6,670	7,072,468
Sub-Series A (AGM), 5.00%, 6/01/17	10,000	10,603,400
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,738,190

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	17

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	$10,000	$11,841,600
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,060	1,204,277
5.25%, 5/15/39	10,000	11,361,100
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.50%, 8/01/39	8,000	9,161,200
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,684,373

		143,071,099
Total Municipal Bonds — 105.6%		698,397,217

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 57.4%
County/City/Special District/School District — 33.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	14,520	16,302,620
City of Los Angeles Department of Airports, Series D, AMT, 5.00%, 5/15/41	13,331	15,235,457
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	13,180	14,115,648
County of San Luis Obispo Community College District, GO, Refunding, Election of 2014, Series A, 4.00%, 8/01/40	6,585	6,975,027
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/17 (a)	16,530	17,645,114
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	40,000	46,390,400
Los Angeles Community College District California, GO (a):
Election of 2001, Series A (NPFGC), 5.00%, 8/01/17	6,647	7,095,869
Election of 2001, Series E-1, 5.00%, 8/01/18	11,770	13,010,323
Election of 2003, Series F-1, 5.00%, 8/01/18	10,000	11,053,800
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	9,596	11,300,218
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,778,599
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/16 (a)	10,000	10,239,400
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 8/01/44	10,820	12,646,957
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 8/01/40	17,000	18,222,300

		218,011,732
Education — 5.7%
University of California, RB:
Series AM, 5.25%, 5/15/44	10,210	12,066,178
Series O, 5.75%, 5/15/19 (a)	11,190	12,974,842
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	6,001	7,064,607
Series AF, 5.00%, 5/15/39	5,000	5,821,350

		37,926,977

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
Health — 6.7%
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 8/15/43	$19,425	$22,488,690
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,070	21,605,548

		44,094,238
Transportation — 0.9%
City of Los Angeles California Department of Airports, RB, Senior Revenue, Series A, AMT, 5.00%, 5/15/40	5,500	6,295,025
Utilities — 11.1%
City of Los Angeles California Wastewater System, RB, Green Bonds, Series A, 5.00%, 6/01/44	13,790	16,205,457
County of San Mateo Community College District, GO, Series A, 5.00%, 9/01/45	17,615	20,821,245
County of San Diego Water Authority Financing Corp., COP, Refunding, Series A (AGM):
5.00%, 5/01/18 (a)	2,778	3,056,742
5.00%, 5/01/33	13,962	15,161,065
East Bay California Municipal Utility District Water System Revenue, RB, Series C, 5.00%, 6/01/44	11,000	12,805,980
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,489,507

		73,539,996
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 57.4%		379,867,968
Total Long-Term Investments (Cost — $999,909,107) — 163.0%		1,078,265,185

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (e)(f)	1,830,586	1,830,586
Total Short-Term Securities (Cost — $1,830,586) — 0.3%		1,830,586
Total Investments (Cost — $1,001,739,693) — 163.3%		1,080,095,771
Other Assets Less Liabilities — 0.8%		5,019,262
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.7)%		(169,723,150)
VMTP Shares, at Liquidation Value — (38.4)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$661,391,883

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	During the six months ended January 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BIF California Municipal Money Fund	505,447	1,325,139	1,830,586	$7

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(70)	5-Year U.S. Treasury Note	March 2016	$8,447,032	$(121,436)
(82)	10-Year U.S. Treasury Note	March 2016	$10,625,406	(225,212)
(36)	Long U.S. Treasury Bond	March 2016	$5,797,125	(212,733)
(10)	Ultra U.S. Treasury Bond	March 2016	$1,661,875	(64,189)
Total				$(623,570)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	$623,570	—	$623,570

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(36,079)	—	$(36,079)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(569,678)	—	$(569,678)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$21,335,262

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	19

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	—	$1,078,265,185	—	$1,078,265,185
Short-Term Securities	$1,830,586	—	—	1,830,586

Total	$1,830,586	$1,078,265,185	—	$1,080,095,771

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(623,570)	—	—	$(623,570)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$366,500	—	—	$366,500
Liabilities:
Bank overdraft	—	$(42,983)	—	(42,983)
TOB Trust Certificates	—	(169,698,729)	—	(169,698,729)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$366,500	$(423,741,712)	—	$(423,375,212)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 135.8%
Corporate — 2.7%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	$7,500	$8,520,525
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	3,150	3,556,193
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,071,630

		13,148,348
County/City/Special District/School District — 20.0%
Borough of Edgewater New Jersey Board of Education, GO, Refunding (AGM):
4.25%, 3/01/34	1,535	1,654,883
4.25%, 3/01/35	1,600	1,723,664
4.30%, 3/01/36	1,670	1,802,047
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	3,440	3,475,054
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	11,130	11,588,779
5.25%, 11/01/44	3,755	3,882,482
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/17 (a)	4,540	4,822,434
5.00%, 7/01/32	2,210	2,289,516
5.00%, 7/01/33	670	693,725
5.00%, 7/01/35	595	615,307
5.00%, 7/01/37	705	726,665
County of Essex New Jersey Improvement Authority, Refunding RB (NPFGC):
AMT, 4.75%, 11/01/32	1,000	1,031,920
Project Consolidation, 5.50%, 10/01/27	250	331,780
Project Consolidation, 5.50%, 10/01/28	4,840	6,473,984
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,042,230
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32 (b)	1,000	582,280
County Secured, County Services Building Project (AGM), 5.00%, 4/01/17 (a)	1,000	1,051,740
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	3,000	3,320,430
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	5,000	5,509,550
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,910
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.00%, 12/01/17	5	5,015
5.35%, 12/01/17	5	5,021
5.00%, 12/01/18	5	5,015
5.38%, 12/01/18	5	5,021
5.00%, 12/01/19	5	5,014
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/21 (a)	225	256,851
4.00%, 3/01/29	3,575	3,866,434
4.00%, 3/01/30	3,580	3,861,710
4.00%, 3/01/31	4,045	4,347,202
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	650	723,352

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (continued)
County of Union New Jersey Utilities Authority, Refunding RB, Series A (continued):
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	$7,570	$8,472,041
Morristown New Jersey Parking Authority, RB (NPFGC):
5.00%, 8/01/30	1,830	1,935,097
5.00%, 8/01/33	3,000	3,167,010
New Jersey Sports & Exposition Authority, Refunding RB (NPFGC) (c):
5.50%, 3/01/21	7,430	9,039,635
5.50%, 3/01/22	4,200	5,258,946
Newark New Jersey Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,720	1,735,222
Township of Irvington New Jersey, GO, Refunding Series A (AGM), 5.00%, 7/15/33	1,355	1,555,079

		97,364,045
Education — 32.8%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University:
5.00%, 7/01/44	1,985	2,208,690
General Capital Improvement Projects, Series A, 5.00%, 7/01/31	1,950	2,278,458
General Capital Improvement Projects, Series A, 5.00%, 7/01/32	1,775	2,059,710
General Capital Improvement Projects, Series A, 5.00%, 7/01/33	2,250	2,600,910
General Capital Improvement Projects, Series A, 5.00%, 7/01/34	1,200	1,382,916
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	3,065	3,598,555
New Jersey EDA, RB, Provident Group — Rowan Properties LLC, Series A:
5.00%, 1/01/35	2,000	2,186,440
5.00%, 1/01/48	2,000	2,141,020
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/33	6,370	6,843,355
Montclair State University, Series A (AMBAC), 5.00%, 7/01/16 (a)	2,880	2,936,333
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,669,310
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (a)	3,285	3,615,307
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	10,260	11,140,411
Montclair State University, Series A, 5.00%, 7/01/39	15,555	17,619,615
Montclair State University, Series A, 5.00%, 7/01/44	3,540	3,976,517
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	6,540	6,613,575
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	4,000	4,509,040
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	2,500	2,546,300
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,809,866
Seton Hall University, Series D, 5.00%, 7/01/38	500	561,485
Seton Hall University, Series D, 5.00%, 7/01/43	600	666,648

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	21

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued):
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	$2,800	$2,923,844
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	2,400	2,510,976
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	270,738
William Paterson University, Series C (AGC), 4.75%, 7/01/34	5,115	5,503,228
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	1,500	1,568,460
4.50%, 12/01/28	4,080	4,413,050
4.00%, 12/01/29	1,000	1,046,410
4.00%, 12/01/29	5,715	5,933,256
4.50%, 12/01/29	5,110	5,535,612
4.63%, 12/01/30	4,980	5,392,195
4.00%, 12/01/31	1,625	1,677,699
4.25%, 12/01/32	2,050	2,130,606
4.13%, 12/01/35	1,000	1,029,030
4.50%, 12/01/36	1,805	1,901,152
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	1,365	1,548,524
5.50%, 12/01/26	1,635	1,843,266
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/42	6,945	7,759,371
5.00%, 7/01/45	7,500	8,421,750
Rutgers — The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,565	1,858,484
5.00%, 5/01/43	10,000	11,406,900

		159,639,012
Health — 16.4%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 2/15/33	2,000	2,249,000
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,405	1,507,958
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	6,950	7,493,629
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	4,685	5,051,461
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	7,105	8,320,097
Virtua Health, Series A (AGC), 5.50%, 7/01/38	4,035	4,549,785
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 7/01/31	4,055	4,816,326
AHS Hospital Corp., 6.00%, 7/01/41	4,180	5,016,000
Catholic Health East Issue, 5.00%, 11/15/33	1,925	2,185,818
Hackensack University Medical Center (AGC), 5.13%, 1/01/27	1,500	1,603,515
Hackensack University Medical Center (AGM), 4.63%, 1/01/30	7,795	8,376,819
Meridian Health System Obligated Group, 5.00%, 7/01/25	1,000	1,181,950
Meridian Health System Obligated Group, 5.00%, 7/01/26	3,720	4,369,847
Princeton Healthcare System, 5.00%, 7/01/34	1,330	1,538,158

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
Princeton Healthcare System, 5.00%, 7/01/39	$1,825	$2,088,019
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	3,640	4,188,366
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	4,450	5,244,859
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	4,860	5,654,999
Virtua Health, 5.00%, 7/01/28	3,000	3,530,040
Virtua Health, 5.00%, 7/01/29	715	836,572

		79,803,218
Housing — 6.8%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	6,770	7,164,759
M/F Housing, Series A, 4.55%, 11/01/43	5,000	5,210,350
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	1,335	1,340,220
S/F Housing, Series AA, 6.50%, 10/01/38	445	460,882
S/F Housing, Series B, 4.50%, 10/01/30	9,455	10,165,070
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	3,470	3,665,604
M/F Housing, Series 2, 4.75%, 11/01/46	4,220	4,418,213
S/F Housing, Series T, 4.70%, 10/01/37	745	754,201

		33,179,299
State — 26.0%
Garden State Preservation Trust, RB, CAB, Series B (AGM) (b):
0.00%, 11/01/23	15,725	13,437,956
0.00%, 11/01/25	10,000	8,031,200
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,843,950
5.25%, 11/01/21	7,705	9,184,360
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (b)	2,325	2,063,809
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,118,438
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	5,000	5,964,950
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	8,985,825
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	18,105	18,317,010
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	3,960	4,541,605
School Facilities Construction (AGC), 6.00%, 12/15/34	40	45,322
School Facilities Construction, Series KK, 5.00%, 3/01/38	325	342,303
School Facilities Construction, Series U, 5.00%, 9/01/17 (a)	2,810	3,003,806
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/17 (a)	1,070	1,143,798
School Facilities Construction, Series Y, 5.00%, 9/01/18 (a)	3,000	3,322,980
Series WW, 5.25%, 6/15/33	380	417,134
Series WW, 5.00%, 6/15/34	5,500	5,890,775
Series WW, 5.00%, 6/15/36	3,115	3,318,814
Series WW, 5.25%, 6/15/40	8,375	9,063,927

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/24	$5,000	$5,479,600
Cigarette Tax, 5.00%, 6/15/26	1,250	1,355,088
Cigarette Tax, 5.00%, 6/15/28	2,430	2,614,923
Cigarette Tax, 5.00%, 6/15/29	3,195	3,425,519
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,210,760
School Facilities Construction, Series NN, 5.00%, 3/01/29	5,000	5,416,000
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,580	1,694,487

		126,234,339
Transportation — 26.0%
Delaware River Port Authority, RB:
5.00%, 1/01/29	2,000	2,371,500
5.00%, 1/01/37	8,830	10,154,147
Series D, 5.05%, 1/01/35	1,430	1,596,581
Series D (AGM), 5.00%, 1/01/40	5,200	5,800,184
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/34	2,290	2,563,953
5.38%, 1/01/43	7,730	8,617,481
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/17 (a)	10,620	11,072,730
Series E, 5.00%, 1/01/45	8,000	9,096,480
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/29	4,000	5,172,280
Series A (AGM), 5.25%, 1/01/30	4,000	5,209,600
Series A (BHAC), 5.25%, 1/01/29	500	656,855
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (b)	6,000	2,256,840
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (b)	7,210	2,761,502
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (b)	8,800	4,320,272
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (b)	4,160	1,681,264
Transportation Program, Series AA, 5.00%, 6/15/33	3,000	3,188,100
Transportation Program, Series AA, 5.25%, 6/15/33	5,690	6,200,962
Transportation Program, Series AA, 5.25%, 6/15/34	1,305	1,432,524
Transportation Program, Series AA, 5.00%, 6/15/38	2,340	2,484,542
Transportation System, Series A, 6.00%, 6/15/35	6,365	7,225,675
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,780	3,143,068
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,474,462
Transportation System, Series B, 5.25%, 6/15/36	2,500	2,674,700
Transportation System, Series D, 5.00%, 6/15/32	3,300	3,564,891
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,238,170
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,080,400
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,663,560

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	$4,005	$4,630,301
Consolidated, 152nd Series, 5.75%, 11/01/30	7,175	7,887,406

		126,220,430
Utilities — 5.1%
County of Essex New Jersey Utilities Authority, Refunding RB (AGC), 4.13%, 4/01/22	2,000	2,164,800
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (c)	6,045	7,137,392
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (b):
0.00%, 9/01/26	4,100	3,051,097
0.00%, 9/01/28	6,600	4,531,098
0.00%, 9/01/29	9,650	6,361,569
0.00%, 9/01/33	2,350	1,330,617

		24,576,573
Total Municipal Bonds in New Jersey		660,165,264

Puerto Rico — 1.3%
Health — 1.3%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A:
6.50%, 11/15/20	1,750	1,786,802
6.13%, 11/15/30	4,220	4,388,800
Total Municipal Bonds in Puerto Rico		6,175,602
Total Municipal Bonds — 137.1%		666,340,866

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New Jersey — 20.2%
County/City/Special District/School District — 4.0%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	17,300	19,252,305
Education — 1.1%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	4,993	5,564,230
State — 4.7%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	15,570,515
New Jersey EDA, Refunding RB, School Facilities Construction, 5.00%, 3/01/29 (e)	6,698	7,255,447

		22,825,962
Transportation — 10.4%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (e)	9,300	10,541,550
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,661	2,846,534
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	15,545	17,674,799
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	10,000	11,014,500

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	$7,827	$8,477,580

		50,554,963
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.2%		98,197,460
Total Long-Term Investments (Cost — $699,148,065) — 157.3%		764,538,326

Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.01% (f)(g)	7,070,011	$7,070,011
Total Short-Term Securities (Cost — $7,070,011) — 1.5%		7,070,011
Total Investments (Cost — $706,218,076) — 158.8%		771,608,337
Other Assets Less Liabilities — 0.9%		4,193,066
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9)%		(52,753,205)
VRDP Shares, at Liquidation Value — (48.8)%		(237,100,000)

Net Assets Applicable to Common Shares — 100.0%		$485,948,198

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 to September 1, 2020, is $13,907,845. See Note 4 of the Notes to Financial Statements for details.

(f)	During the six months ended January 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BIF New Jersey Municipal Money Fund	11,186,598	(4,116,587)	7,070,011	$511

(g)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(60)	5-Year U.S. Treasury Note	March 2016	$7,240,313	$(105,590)
(97)	10-Year U.S. Treasury Note	March 2016	$12,569,078	(271,200)
(36)	Long U.S. Treasury Bond	March 2016	$5,797,125	(210,615)
(3)	Ultra U.S. Treasury Bond	March 2016	$498,563	(24,520)
Total				$(611,925)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

			Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation	[1]	—	—	—	$611,925	—	$611,925

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(158,668)	—	$(158,668)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(455,245)	—	$(455,245)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$20,763,934

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$764,538,326	—	$764,538,326
Short-Term Securities	$7,070,011	—	—	7,070,011

Total	$7,070,011	$764,538,326	—	$771,608,337

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(611,925)	—	—	$(611,925)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$344,000	—	—	$344,000
Liabilities:
TOB Trust Certificates	—	$(52,743,580)	—	(52,743,580)
VRDP Shares	—	(237,100,000)	—	(237,100,000)

Total	$344,000	$(289,843,580)	—	$(289,499,580)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	25

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.3%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$2,985	$3,479,734
6.13%, 6/01/19	1,500	1,754,760
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	389,840

		5,624,334
California — 21.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,187,497
California Health Facilities Financing Authority, RB, Sutter Health:
Series A, 5.00%, 11/15/46 (b)	105	122,043
Series B, 6.00%, 8/15/42	1,150	1,387,188
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	720	877,255
2nd, 5.25%, 5/01/33	560	651,896
5.00%, 5/01/44	745	835,264
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,868,384
6.25%, 3/01/34	1,250	1,504,800
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,542,408
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	970	1,188,522
Los Angeles California Community College District, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	1,780	1,900,079
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,184,040
Regents of the University of California Medical Center, Refunding RB, Series J, 5.25%, 5/15/38	2,235	2,659,203
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,378,060
San Diego Public Facilities Financing Authority Water Revenue, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,159,924
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,982,093
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,241,320
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	490	589,744
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	370	446,701

		27,706,421
Colorado — 2.0%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	596,580
5.50%, 11/15/30	225	266,769
5.50%, 11/15/31	270	318,854
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,456,286

		2,638,489
Florida — 13.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	325,088
City of Miami Beach Florida Parking Revenue, RB, 5.00%, 9/01/45	1,000	1,142,270

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	$575	$645,225
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,387,585
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,131,380
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	145	145,297
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	90	91,545
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	1,840	2,252,436
Series A, 5.50%, 10/01/42	2,125	2,483,402
Series B, AMT, 6.00%, 10/01/26	590	737,181
Series B, AMT, 6.00%, 10/01/27	775	968,487
Series B, AMT, 6.25%, 10/01/38	310	385,789
Series B, AMT, 6.00%, 10/01/42	410	489,376
County of Miami-Dade Florida, Refunding RB:
Seaport, Series D, AMT, 6.00%, 10/01/26	735	918,353
Water & Sewer System, Series B, 5.25%, 10/01/29	500	598,905
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,451,040
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	710	842,770

		16,996,129
Hawaii — 1.8%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	250	299,272
5.25%, 8/01/26	810	967,545
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,000	1,119,480

		2,386,297
Illinois — 19.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	770	899,191
Series C, 6.50%, 1/01/41	3,680	4,441,024
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,010	1,105,223
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	1,400	1,601,292
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,102,190
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,240,060
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,375	1,465,475
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,500	1,740,840
5.25%, 12/01/43	2,700	3,043,035
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,845,754
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,112,377
6.00%, 6/01/28	270	324,953

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Municipal Bonds	Par (000)	Value
Illinois (continued)
State of Illinois, GO:
5.25%, 2/01/32	$1,000	$1,090,630
5.50%, 7/01/33	1,500	1,683,105
5.50%, 7/01/38	280	310,335

		25,005,484
Indiana — 4.1%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	375	406,125
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	4,310	4,865,818

		5,271,943
Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	425,490
Series A-2, 6.00%, 1/01/23	160	180,753
Lake Charles Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	1,000	1,173,550
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	805	886,603

		2,666,396
Massachusetts — 1.5%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,910	1,996,695
Michigan — 2.7%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,800	2,036,466
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,265	1,504,895

		3,541,361
Minnesota — 2.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	460	530,854
6.50%, 11/15/38	2,540	2,880,334

		3,411,188
Mississippi — 1.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,597,825
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	260	306,124

		1,903,949
Nevada — 4.2%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,668,574
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,083,080
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,697,700

		5,449,354
New Jersey — 5.8%
New Jersey EDA, RB:
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	980	1,123,932
School Facilities Construction (AGC), 6.00%, 12/15/34	20	22,661

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB (continued):
The Goethals Bridge Replacement Project, Private Activity Bond, AMT, 5.38%, 1/01/43	$1,000	$1,114,810
The Goethals Bridge Replacement Project, Private Activity Bond, AMT (AGM), 5.00%, 1/01/31	530	595,254
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,400	1,578,612
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,195	1,292,978
Series AA, 5.50%, 6/15/39	1,600	1,763,760

		7,492,007
New York — 5.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	1,545	1,763,061
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,265,540
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,500	2,881,750

		6,910,351
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,500	1,797,030
Pennsylvania — 3.4%
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/40	1,000	1,145,410
Series B, 5.00%, 12/01/45	1,000	1,137,290
Sub-Series A, 6.00%, 12/01/16 (a)	2,000	2,093,820

		4,376,520
South Carolina — 7.8%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,749,182
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/26	1,810	2,169,665
6.00%, 7/01/38	1,155	1,365,453
5.50%, 7/01/41	1,000	1,143,050
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	750	841,433
South Carolina State Public Service Authority, Refunding RB, Obligations, Series C, 5.00%, 12/01/46	2,535	2,852,610

		10,121,393
Tennessee — 0.3%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 7/01/40	370	418,970
Texas — 19.7%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,250	2,497,860
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	930	1,079,451
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,389,479
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,151,116
6.00%, 11/15/36	2,055	2,398,350
5.38%, 11/15/38	1,000	1,123,180

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	$265	$306,703
6.50%, 7/01/37	835	944,686
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,081,763
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	3,053,575
Lower Colorado River Texas Authority, Refunding RB, 5.50%, 5/15/33	730	870,875
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	2,750	3,256,495
North Texas Tollway Authority, Refunding RB:
1st Tier (AGM), 6.00%, 1/01/43	1,000	1,185,060
1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,568,196
Series B, 5.00%, 1/01/40	1,000	1,135,530
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	420	488,120

		25,530,439
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	433,557
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,159,660

		1,593,217
Washington — 1.6%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,164,300
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	725	849,802

		2,014,102
Total Municipal Bonds — 127.1%		164,852,069

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,402,137
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(d)	760	863,404
Florida — 2.1%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,743,027
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,123,928
Nevada — 7.3%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	2,010	2,261,773
Series B, 5.50%, 7/01/29	1,994	2,281,949

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Nevada (continued)
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	$4,200	$4,937,478

		9,481,200
New Jersey — 2.1%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,610	1,715,698
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,000	1,070,126

		2,785,824
New York — 12.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	2,999	3,560,670
Series FF-2, 5.50%, 6/15/40	1,095	1,249,376
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,112,067
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	1,000	1,164,157
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,487,386
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,770	2,070,227
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,250	3,656,445

		16,300,328
Texas — 2.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	2,609	2,914,490
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,100,139
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.8%		38,714,477
Total Long-Term Investments (Cost — $181,730,586) — 156.9%		203,566,546

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.02% (e)(f)	1,071,269	1,071,269
Total Short-Term Securities (Cost — $1,071,269) — 0.8%		1,071,269
Total Investments (Cost — $182,801,855) — 157.7%		204,637,815
Other Assets Less Liabilities — 1.4%		1,806,890
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.6)%		(20,188,242)
VMTP Shares, at Liquidation Value — (43.5)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$129,756,463

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November, 15, 2019, is $4,627,654. See Note 4 of the Notes to Financial Statements for details.

(e)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	1,071,269	1,071,269	$131
FFI Institutional Tax-Exempt Fund	2,437,027	(2,437,027)	—	$13

(f)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(25)	5-Year U.S. Treasury Note	March 2016	$3,016,797	$(47,564)
(28)	10-Year U.S. Treasury Note	March 2016	$3,628,188	(83,052)
(9)	Long U.S. Treasury Bond	March 2016	$1,449,281	(57,292)
(2)	Ultra U.S. Treasury Bond	March 2016	$332,375	(14,503)
Total				$(202,411)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

			Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation	[1]	—	—	—	$202,411	—	$202,411

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(73,716)	—	$(73,716)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(187,745)	—	$(187,745)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$6,094,793

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	29

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$203,566,546	—	$203,566,546
Short-Term Securities	$1,071,269	—	—	1,071,269

Total	$1,071,269	$203,566,546	—	$204,637,815

[1] See above Schedule of Investments for values in each state or political sub-division.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(202,411)	—	—	$(202,411)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$106,550	—	—	$106,550
Liabilities:
TOB Trust Certificates	—	$(20,184,337)	—	(20,184,337)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$106,550	$(76,684,337)	—	$(76,577,787)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 135.5%
Corporate — 4.1%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$14,500	$19,183,210
County/City/Special District/School District — 21.4%
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.38%, 5/01/27	1,600	1,791,776
4.50%, 5/01/29	1,505	1,683,553
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 5/01/35	2,965	3,454,047
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	3,090	3,240,514
5.00%, 4/01/26	3,250	3,409,510
5.00%, 4/01/27	1,000	1,045,580
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/16 (a)	1,100	1,113,409
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	5,185	5,943,928
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	1,200	1,399,380
5.50%, 5/01/41	2,185	2,548,038
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	1,000	1,010,410
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	5,300	5,917,344
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 5/01/32	1,500	1,755,915
5.00%, 5/01/33	1,600	1,864,400
5.00%, 5/01/34	1,200	1,392,828
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 5/01/33	1,500	1,766,025
5.00%, 5/01/34	1,500	1,764,690
5.00%, 5/01/35	1,000	1,172,010
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,352,237
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	1,000	1,169,790
5.50%, 5/01/36	2,000	2,332,300
5.50%, 5/01/41	2,575	3,002,836
Grandville Public Schools, GO, School Building & Site (AGM), Series II, 5.00%, 5/01/40	3,250	3,706,885
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,750	7,817,175
Kentwood Public Schools, GO, School Building & Site (b):
5.00%, 5/01/41	1,120	1,300,208
5.00%, 5/01/44	1,815	2,100,137
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC) (Q-SBLF), 4.63%, 5/01/28	4,425	4,466,197
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	5,000	5,612,800
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 5/01/39	3,375	3,866,906
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/17 (a)	3,000	3,167,580
Township of Montrose Michigan Community Schools, GO (NPFGC) (Q-SBLF), 6.20%, 5/01/17	415	428,948

Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (continued)
Troy School District, GO, School Building & Site (Q-SBLF), 5.00%, 5/01/28	$2,000	$2,389,360
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 5/01/37	2,850	3,277,842
5.00%, 5/01/40	2,630	2,989,495
5.00%, 5/01/43	1,530	1,730,109
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 5/01/33	1,000	1,161,420
5.00%, 5/01/34	1,000	1,157,040
5.00%, 5/01/35	1,000	1,150,950

		100,453,572
Education — 25.8%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	862,167
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/24	1,595	1,737,848
4.50%, 10/01/25	1,405	1,530,832
Grand Valley State University, RB (NPFGC), 5.50%, 2/01/18	765	791,278
Michigan Finance Authority, Refunding RB:
College for Creative Studies, 4.00%, 12/01/33	1,720	1,738,077
College for Creative Studies, 5.00%, 12/01/36	1,550	1,681,564
College for Creative Studies, 5.00%, 12/01/40	2,900	3,099,375
College for Creative Studies, 5.00%, 12/01/45	4,400	4,672,052
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/28	8,750	9,070,075
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/29	5,900	6,095,349
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/30	2,850	2,931,510
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/31	3,150	3,233,129
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	5,000	5,736,050
Series C, 5.00%, 2/15/40	8,470	9,470,476
Series C, 5.00%, 2/15/44	1,000	1,118,120
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,043,558
Michigan Technological University, Refunding RB, General, Series A, 5.00%, 10/01/34	840	968,990
Oakland University, RB, General:
5.00%, 3/01/32	400	455,904
Series A, 5.00%, 3/01/38	5,490	6,272,929
Series A, 5.00%, 3/01/43	16,845	18,833,215
University of Michigan, RB, Series A, 5.00%, 4/01/39	3,425	4,021,053
University of Michigan, Refunding RB:
5.00%, 4/01/40	2,500	2,996,075
5.00%, 4/01/46	10,000	11,896,300
Wayne State University, RB, Series A, 5.00%, 11/15/40	3,000	3,405,210
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	3,500	3,925,740
5.25%, 11/15/43	8,475	9,778,455
(AGM), 5.25%, 11/15/33	1,000	1,171,220
(AGM), 5.00%, 11/15/39	1,750	1,975,995

		121,512,546
Health — 35.6%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 7/01/44	4,230	4,689,251

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	31

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (continued)
Grand Traverse County Hospital Finance Authority, RB, Series A (continued):
5.00%, 7/01/47	$2,200	$2,432,386
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	7,500	8,174,850
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	7,500	8,623,125
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 4.00%, 11/01/46 (b)	6,835	6,822,629
Sparrow Obligated Group, 5.00%, 11/15/36	2,500	2,758,275
Sparrow Obligated Group, 5.00%, 11/15/45	3,750	4,265,775
Michigan Finance Authority, Refunding RB:
Hospital, McLaren Health Care, 5.00%, 5/15/32	1,000	1,166,430
Hospital, McLaren Health Care, 5.00%, 5/15/33	2,000	2,322,720
Hospital, McLaren Health Care, 5.00%, 5/15/34	5,000	5,792,450
Hospital, McLaren Health Care, 5.00%, 5/15/34	1,500	1,737,735
Hospital, McLaren Health Care, 5.00%, 5/15/35	4,945	5,707,074
MidMichigan Health, 5.00%, 6/01/39	1,500	1,682,190
Trinity Health Credit Group, 5.00%, 12/01/21 (a)	20	24,273
Trinity Health Credit Group, 5.00%, 12/01/31	5,000	5,669,200
Trinity Health Credit Group, 5.00%, 12/01/35	6,500	7,294,885
Trinity Health Credit Group, 5.00%, 12/01/39	4,980	5,591,843
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	6,000	6,790,620
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (a)	1,000	1,009,990
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (a)	3,550	3,585,465
Trinity Health Credit, Series A, 5.00%, 12/01/16 (a)	855	887,439
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, 5.75%, 11/15/39	3,165	3,613,955
Henry Ford Health System, Series A, 5.25%, 11/15/46	2,500	2,583,825
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,501,360
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	1,000	1,064,260
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	5,730	6,098,210
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (a)	3,970	4,225,112
Hospital, Sparrow Obligated Group, 5.00%, 11/15/17 (a)	3,330	3,588,774
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	1,365	1,441,508
McLaren Health Care, Series A, 5.75%, 5/15/18 (a)	6,000	6,673,920
McLaren Health Care, Series A, 5.00%, 6/01/35	2,250	2,530,035
Trinity Health, 6.50%, 12/01/18 (a)	425	492,333
Trinity Health, 6.50%, 12/01/33	80	91,140
Trinity Health Credit Group, 6.50%, 12/01/18 (a)	1,895	2,193,481
Trinity Health Credit Group, Series A, 6.13%, 12/01/18 (a)	940	1,078,199
Trinity Health Credit Group, Series A, 6.25%, 12/01/18 (a)	1,500	1,725,780
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,619,431

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (continued)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	$25,505	$28,637,524
Series V, 8.25%, 9/01/18 (a)	2,000	2,379,280
Series W, 6.00%, 8/01/19 (a)	1,500	1,761,315

		167,328,047
Housing — 6.9%
Michigan State HDA, RB:
Deaconess Tower, M/F Housing, AMT (Ginnie Mae), 5.25%, 2/20/48	2,000	2,026,920
M/F Housing, Rental Housing Revenue, Series A, 4.45%, 10/01/34	1,000	1,072,210
M/F Housing, Rental Housing Revenue, Series A, 4.63%, 10/01/39	3,490	3,675,843
M/F Housing, Rental Housing Revenue, Series A, 4.75%, 10/01/44	5,000	5,244,250
M/F Housing, Series A, 4.30%, 10/01/40	3,320	3,426,638
S/F Housing, Series A, 4.75%, 12/01/25	6,840	7,415,312
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,485	3,526,158
Michigan State HDA, Refunding RB, M/F Housing, Series A, 6.05%, 10/01/41	5,460	5,942,063

		32,329,394
State — 14.9%
Michigan Finance Authority, Refunding RB:
Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	5,400	6,074,190
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 4/01/31	1,000	1,099,730
Michigan Strategic Fund, RB, Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,455,610
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	8,041,040
State of Michigan, COP (AMBAC), 0.00%, 6/01/22 (c)(d)	3,000	2,719,620
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	8,595	9,339,327
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18 (a)	3,780	4,328,629
Series I, 6.25%, 10/15/38	2,470	2,797,374
Series I (AGC), 5.25%, 10/15/24	6,000	6,854,100
Series I (AGC), 5.25%, 10/15/25	3,500	3,992,765
Series I (AGC), 5.25%, 10/15/26	1,000	1,138,840
Series I-A, 5.50%, 10/15/45	2,000	2,265,040
Series II (AGM), 5.00%, 10/15/26	7,500	8,473,725
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,512,190
5.00%, 11/15/36	5,345	6,209,714

		70,301,894
Transportation — 11.3%
State of Michigan, RB, Garvee, GAB (AGM), 5.25%, 9/15/27	8,500	9,117,610
Wayne County Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	1,475	1,607,912
Series D, 5.00%, 12/01/35	3,850	4,441,360
Series D, 5.00%, 12/01/45	5,000	5,597,400

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Transportation (continued)
Wayne County Airport Authority, Refunding RB, AMT:
(AGC), 5.75%, 12/01/25	$4,000	$4,473,040
(AGC), 5.75%, 12/01/26	4,060	4,540,136
(AGC), 5.38%, 12/01/32	13,000	14,343,940
Series F, 5.00%, 12/01/34	8,000	8,955,840

		53,077,238
Utilities — 15.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,655	2,952,360
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	16,745	16,907,929
City of Detroit Michigan Water Supply System Revenue, RB, Series A (NPFGC), 5.00%, 7/01/34	10	10,033
City of Grand Rapids Michigan Sanitary Sewer System, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,724,250
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 7/01/39	10,000	11,509,200
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	3,180	3,753,004
5.00%, 7/01/31	6,830	7,838,108
5.00%, 7/01/37	3,335	3,827,246
5.50%, 7/01/41	5,000	5,916,100
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	500	555,225
5.63%, 10/01/40	1,500	1,699,725
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 7/01/34	2,000	2,301,340
Government Loan Program, 5.00%, 7/01/35	750	859,703
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/31	1,000	1,155,100
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/32	5,250	6,013,612
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/33	3,000	3,424,380
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/27	2,000	2,337,580

		72,784,895
Total Municipal Bonds in Michigan		636,970,796

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	2,250	2,510,438
Total Municipal Bonds — 136.0%		639,481,234

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Michigan — 22.2%
County/City/Special District/School District — 4.2%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/17 (a)	10,925	11,535,260
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	7,500	8,043,525

		19,578,785

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Michigan (continued)
Education — 11.8%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	$10,000	$11,589,900
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	10,000	10,789,700
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	10,000	11,350,700
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	20,000	21,897,372

		55,627,672
Health — 6.2%
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 5.00%, 11/01/44	10,002	11,230,910
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	211,607
Hospital, Trinity Health Series 2016, 5.00%, 12/01/45	10,000	11,516,382
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	5,890,570

		28,849,469
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.2%		104,055,926
Total Long-Term Investments (Cost — $686,736,994) — 158.2%		743,537,160

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.02% (d)(e)	14,539,075	14,539,075
Total Short-Term Securities (Cost — $14,539,075) — 3.1%		14,539,075
Total Investments (Cost — $701,276,069) — 161.3%		758,076,235
Liabilities in Excess of Other Assets — (1.1)%		(4,858,676)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9)%		(51,231,800)
VRDP Shares, at Liquidation Value — (49.3)%		(231,900,000)

Net Assets Applicable to Common Shares — 100.0%		$470,085,759

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	14,539,075	14,539,075	$89
FFI Institutional Tax-Exempt Fund	1,873,459	(1,873,459)	—	$174

(g)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
(50)	5-Year U.S. Treasury Note	March 2016	USD	6,033,594	$(87,218)
(77)	10-Year U.S. Treasury Note	March 2016	USD	9,977,516	(216,644)
(30)	Long U.S. Treasury Bond	March 2016	USD	4,830,938	(180,101)
(3)	Ultra U.S. Treasury Bond	March 2016	USD	498,563	(24,520)
Total					$(508,483)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

			Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation	[1]	—	—	—	$508,483	—	$508,483

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$97,313	—	$97,313

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(438,034)	—	$(438,034)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$16,949,840

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$743,537,160	—	$743,537,160
Short-Term Securities	$14,539,075	—	—	14,539,075

Total	$14,539,075	$743,537,160	—	$758,076,235

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(508,483)	—	—	$(508,483)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$11,792,083	—	—	$11,792,083
Cash pledged for financial futures contracts	283,950	—	—	283,950
Liabilities:
TOB Trust Certificates	—	$(51,227,057)	—	(51,227,057)
VRDP Shares	—	(231,900,000)	—	(231,900,000)

Total	$12,076,033	$(283,127,057)	—	$(271,051,024)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	35

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 120.1%
Corporate — 12.4%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (a)	$3,745	$3,826,042
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,510	1,723,242
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	1,900	2,164,556
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,774,808
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	7,500	8,254,650
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,216,872
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Amtrak Project, Series A, 5.00%, 11/01/41	6,025	6,541,584
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	197,969
National Gypson Co., 5.50%, 11/01/44	135	140,895

		26,840,618
County/City/Special District/School District — 32.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	190	204,184
5.00%, 5/01/42	450	477,729
Bethlehem Area School District, GO, BAM, Series A:
5.00%, 8/01/34	1,610	1,874,587
5.00%, 8/01/35	1,210	1,404,507
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,128,244
Boyertown Area School District, GO:
5.00%, 10/01/36	610	704,989
5.00%, 10/01/38	920	1,054,596
Bristol Township School District, GO, 5.00%, 6/01/40	775	855,437
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGM), 5.25%, 12/15/32	5,000	5,496,950
(AGC), 5.00%, 8/01/24	2,370	2,674,142
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	1,095	1,285,990
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	898,342
5.00%, 12/01/40	1,000	1,135,940
County of Lycoming Pennsylvania Water & Sewer Authority, RB (AGM), 5.00%, 11/15/41	500	557,495
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	180	197,537
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	500	568,030
Delaware County Authority, RB, Villanova University:
5.00%, 8/01/40	1,005	1,163,860
5.00%, 8/01/45	3,610	4,174,171
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,182,340
East Stroudsburg Area School District, GO, Series A (NPFGC), 7.75%, 9/01/17 (b)	2,000	2,225,199
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,132,497
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	4,100	4,572,320
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/17 (b)	1,585	1,667,769

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (continued)
Owen J. Roberts School District, GO, 4.75%, 11/15/25	$700	$757,883
Philadelphia School District, GO:
2015, Series E, 6.00%, 9/01/18 (b)	5	5,662
2015-2, Series E, 6.00%, 9/01/18 (b)	5	5,659
2015-3, Series F, 6.00%, 9/01/38	3,340	3,698,582
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 10/01/16 (b)	910	938,538
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 9/01/30 (c)	6,145	3,996,954
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 7/15/34	2,190	2,439,441
Corry Area School District, CAB, 0.00%, 12/15/22 (c)	1,640	1,402,692
Corry Area School District, CAB, 0.00%, 12/15/23 (c)	1,980	1,636,272
Corry Area School District, CAB, 0.00%, 12/15/24 (c)	1,980	1,585,663
Corry Area School District, CAB, 0.00%, 12/15/25 (c)	1,770	1,363,732
State Public School Building Authority, Refunding RB, Harrisburg School District, Series A (AGC):
5.00%, 5/15/19 (b)	215	243,606
5.00%, 11/15/33	1,070	1,171,950
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	6,925	7,919,707
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,428,229
Township of Lower Paxton Pennsylvania, GO (d):
5.00%, 4/01/42	435	491,598
5.00%, 4/01/46	1,435	1,617,317

		70,340,340
Education — 17.4%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	114,215
5.00%, 8/15/25	100	113,886
5.00%, 8/15/26	100	113,886
County of Chester Pennsylvania IDA, Refunding RB, Renaissance Academy Charter School, 5.00%, 10/01/34	160	172,286
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	200	214,612
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	900	1,039,815
6.38%, 1/01/39	100	114,195
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	415	467,701
Villanova University, 5.25%, 12/01/31	100	113,306
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Moravian College (d):
5.00%, 10/01/36	610	694,284
3.88%, 10/01/45	1,330	1,321,914
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,650	1,752,366
Series AE (NPFGC), 4.75%, 6/15/16 (b)	5,845	5,942,962
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,460	1,535,073
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,077,990

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	$3,930	$4,366,898
La Salle University, 5.00%, 5/01/37	1,325	1,423,779
La Salle University, 5.00%, 5/01/42	1,855	1,969,027
State System of Higher Education, Series AL, 5.00%, 6/15/35	280	316,061
Thomas Jefferson University, 4.00%, 3/01/37	445	462,893
Thomas Jefferson University, 5.00%, 9/01/45	2,000	2,253,340
University of the Sciences Philadelphia, 5.00%, 11/01/30	940	1,105,045
University of the Sciences Philadelphia, 5.00%, 11/01/31	775	907,362
Widener University, Series A, 5.25%, 7/15/33	1,580	1,800,189
Widener University, Series A, 5.50%, 7/15/38	385	438,969
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,122,450
Philadelphia Authority for Industrial Development, Refunding RB, 1st Series, 5.00%, 4/01/45	2,170	2,467,182
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	830	967,000
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	920	982,131
5.00%, 7/01/45	300	314,964
5.00%, 7/01/47	820	862,755
Township of East Hempfield Pennsylvania IDA, Refunding RB, Willow Valley Communities Program (d):
5.00%, 12/01/31	170	196,877
5.00%, 12/01/39	305	342,771
University of Pittsburgh Pennsylvania, RB, Commonwealth System of Higher Educatoin Capital Project, Series B, 5.00%, 9/15/28	610	683,877

		37,772,061
Health — 20.9%
County of Allegheny Pennsylvania Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,666,980
County of Allegheny Pennsylvania Hospital Development Authority, Refunding RB, UPMC Health, Series A-1, 1.23%, 2/01/37 (a)	2,500	2,360,700
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project:
Series A, 5.00%, 11/01/40	765	846,580
Series A3, 5.50%, 11/01/31	500	572,065
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,410	2,920,510
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	210	220,046
Diakon Lutheran Social Ministries, 5.00%, 1/01/38	2,600	2,852,720
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	500	575,895
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 7/01/42	415	456,969

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (continued)
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project:
5.00%, 11/01/28	$575	$686,889
5.00%, 11/01/35	425	486,944
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,514,275
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	490	533,571
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities:
Series A, 4.50%, 11/15/36	120	120,626
Series A-1, 6.25%, 11/15/29	235	266,610
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	865	950,895
Acts Retirement-Life Communities, 5.00%, 11/15/28	555	608,247
Whitemarsh Continuing Care Retirement Community, 5.25%, 1/01/40	220	221,626
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 8/01/41	460	548,361
Geisinger Authority Pennsylvania, RB, Health System, Series A, 5.25%, 6/01/39	1,000	1,103,070
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 5/01/28	520	578,328
5.75%, 5/01/35	865	967,537
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,815	8,148,544
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	1,000	1,118,030
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	940	1,057,434
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (e)	1,695	1,907,909
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	2,055	2,440,025
Southcentral Pennsylvania General Authority, Refunding RB, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (b)	595	678,592
6.00%, 6/01/29	655	729,624

		45,139,602
Housing — 7.4%
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	400	414,436
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	400	417,852
S/F Housing Mortgage, Series 114-C, 3.65%, 10/01/37	2,305	2,343,954
S/F Housing Mortgage, Series 114-C, 3.70%, 10/01/42	3,065	3,074,226
S/F Housing Mortgage, Series 118B, 4.05%, 10/01/40	1,000	1,031,690

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	37

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing (continued)
Pennsylvania HFA, RB (continued):
S/F Housing Mortgage, Series 2015-117B, 4.05%, 10/01/40	$1,600	$1,636,384
Pennsylvania HFA, Refunding RB, S/F Housing Mortgage, AMT:
Series 096-A, 4.70%, 10/01/37	735	740,094
Series 097-A, 4.65%, 10/01/31	1,300	1,316,510
Series 099-A, 5.15%, 4/01/38	1,065	1,145,322
Series 115-A, 4.20%, 10/01/33	750	802,838
Philadelphia Housing Authority, RB, Capital Fund Program, M/F Housing, Series A (AGM), 5.50%, 12/01/18	3,000	3,033,090

		15,956,396
State — 6.9%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 4/01/26	1,385	1,656,972
5.00%, 3/15/28	825	918,258
5.00%, 6/01/28	4,460	5,216,550
5.00%, 3/15/33	1,775	2,070,449
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	4,600	5,058,896

		14,921,125
Transportation — 14.7%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	3,825	4,290,273
AMT (AGM), 5.00%, 6/15/37	5,900	6,158,243
Delaware River Port Authority, RB:
5.00%, 1/01/29	475	563,231
5.00%, 1/01/37	2,285	2,627,659
Series D, 5.00%, 1/01/40	750	835,957
Series D (AGM), 5.00%, 1/01/40	1,560	1,740,055
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (c)	4,760	1,614,259
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (c)	1,275	502,987
Sub-Series A, 6.00%, 12/01/16 (b)	800	837,528
Sub-Series A, 5.13%, 12/01/26	100	116,644
Pennsylvania Turnpike Commission, Refunding RB:
Sub-Series A-1, 5.25%, 12/01/45	3,270	3,772,141
Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,899,805
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,860	2,131,951
5.00%, 6/01/29	2,465	2,817,939

		31,908,672
Utilities — 7.9%
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series, 5.25%, 8/01/40	1,700	1,908,828
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 8/01/30	800	943,376
5.00%, 8/01/31	600	704,028
5.00%, 8/01/32	800	932,912
5.00%, 8/01/33	400	465,020
5.00%, 8/01/34	700	811,272
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	800	881,344
Series C (AGM), 5.00%, 8/01/40	3,350	3,775,149
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,635,431

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Utilities (continued)
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	$30	$34,146
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	420	486,242
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,605	1,778,115
Reading Area Water Authority Pennsylvania, RB (AGM), 5.00%, 6/01/17 (b)	2,680	2,837,665

		17,193,528
Total Municipal Bonds in Pennsylvania		260,072,342

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	955	1,065,541
Total Municipal Bonds — 120.6%		261,137,883

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Pennsylvania — 35.4%
Education — 9.3%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	5,120	6,040,371
Pennsylvania Higher Educational Facilities Authority, Series AR, 4.00%, 6/15/38	11,335	11,711,519
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,468,736

		20,220,626
Health — 13.2%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	3,000	3,304,320
Series A, 5.25%, 6/01/39	3,128	3,450,894
Series A-1, 5.13%, 6/01/41	7,430	8,273,062
Pennsylvania Economic Development Financing Authority, RB, UPMC, Series B, 4.00%, 3/15/40	8,000	8,264,720
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	4,680	5,264,673

		28,557,669
Housing — 1.5%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	3,000	3,211,350
State — 11.4%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	5,203	5,791,555
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 6/01/44	7,000	7,910,070

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania (continued)
State (continued)
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	$10,000	$10,997,600

		24,699,225
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.4%		76,688,870
Total Long-Term Investments (Cost — $312,407,198) — 156.0%		337,826,753

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, 0.02% (g)(h)	2,442,032	$2,442,032
Total Short-Term Securities (Cost — $2,442,032) — 1.1%		2,442,032
Total Investments (Cost — $314,849,230) — 157.1%		340,268,785
Liabilities in Excess of Other Assets — (0.5)%		(1,095,036)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.5)%		(40,031,662)
VRDP Shares, at Liquidation Value — (38.1)%		(82,600,000)

Net Assets Applicable to Common Shares — 100.0%		$216,542,087

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	2,442,032	2,442,032	$162
BlackRock Pennsylvania Municipal Money Fund	383,495	(383,495)	—	$12
FFI Institutional Tax Exempt Fund	—	—	—	$33

(h)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(30)	5-Year U.S. Treasury Note	March 2016	$3,620,156	$(55,039)
(47)	10-Year U.S. Treasury Note	March 2016	$6,090,172	(139,390)
(15)	Long U.S. Treasury Bond	March 2016	$2,415,469	(86,628)
(4)	Ultra U.S. Treasury Bond	March 2016	$664,750	(26,083)
Total				$(307,140)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

			Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation	[1]	—	—	—	$307,140	—	$307,140

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	39

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(126,789)	—	$(126,789)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(277,750)	—	$(277,750)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$9,458,113

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$337,826,753	—	$337,826,753
Short-Term Securities	$2,442,032	—	—	2,442,032

Total	$2,442,032	$337,826,753	—	$340,268,785

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(307,140)	—	—	$(307,140)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$169,800	—	—	$169,800
Liabilities:
TOB Trust Certificates	—	$(40,028,345)	—	(40,028,345)
VRDP Shares	—	(82,600,000)	—	(82,600,000)

Total	$169,800	$(122,628,345)	—	$(122,458,545)

During the period ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Statements of Assets and Liabilities

January 31, 2016 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,078,265,185	$764,538,326	$203,566,546	$743,537,160	$337,826,753
Investments at value — affiliated[2]	1,830,586	7,070,011	1,071,269	14,539,075	2,442,032
Cash	—	—	—	11,792,083	—
Cash pledged for financial futures contracts	366,500	344,000	106,550	283,950	169,800
Receivables:
Interest	15,926,685	5,645,480	2,156,586	8,001,939	3,249,696
Investments sold	—	480,610	1,030,315	8,358,269	1,810,358
TOB Trust	—	—	—	5,002,060	—
Deferred offering costs	—	519,712	—	448,234	285,937
Prepaid expenses	24,869	18,840	7,260	18,120	9,923

Total assets	1,096,413,825	778,616,979	207,938,526	791,980,890	345,794,499

Accrued Liabilities
Variation margin payable on financial futures contracts	111,517	109,954	33,914	90,001	53,594
Bank overdraft	42,983	—	—	—	—
Payables:
Investments purchased	7,483,412	—	699,126	36,302,540	5,345,879
Income dividends — Common Shares	2,767,668	2,231,386	601,596	2,040,901	954,694
Investment advisory fees	473,199	327,766	87,059	308,887	140,569
Officer’s and Directors’ fees	251,782	3,771	1,244	1,326	8,108
Other accrued expenses	168,217	118,168	70,751	18,988	80,198
Interest expense and fees	24,435	9,625	4,036	5,431	3,604
Reorganization costs	—	24,531	—	—	37,421

Total accrued liabilities	11,323,213	2,825,201	1,497,726	38,768,074	6,624,067

Other Liabilities
TOB Trust Certificates	169,698,729	52,743,580	20,184,337	51,227,057	40,028,345
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	237,100,000	—	231,900,000	82,600,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—

Total other liabilities	423,698,729	289,843,580	76,684,337	283,127,057	122,628,345

Total liabilities	435,021,942	292,668,781	78,182,063	321,895,131	129,252,412

Net Assets Applicable to Common Shareholders	$661,391,883	$485,948,198	$129,756,463	$470,085,759	$216,542,087

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$585,933,933	$424,146,641	$117,993,390	$423,641,055	$197,882,397
Undistributed net investment income	5,415,728	5,082,532	1,828,898	2,206,603	717,366
Accumulated net realized loss	(7,690,286)	(8,059,311)	(11,699,374)	(12,053,582)	(7,170,091)
Net unrealized appreciation (depreciation)	77,732,508	64,778,336	21,633,549	56,291,683	25,112,415

Net Assets Applicable to Common Shareholders	$661,391,883	$485,948,198	$129,756,463	$470,085,759	$216,542,087

Net asset value per Common Share	$16.13	$16.12	$15.31	$15.89	$16.22

[1] Investments at cost — unaffiliated	$999,909,107	$699,148,065	$181,730,586	$686,736,994	$312,407,198
[2] Investments at cost — affiliated	$1,830,586	$7,070,011	$1,071,269	$14,539,075	$2,442,032
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	2,319	—
[4] Preferred Shares authorized	18,140	9,847	1,000,000	8,046	1,000,000
[5] Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,473,184	29,578,269	13,352,365
[6] Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	41

Statements of Operations

Six Months Ended January 31, 2016 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest — unaffiliated	$21,064,181	$16,400,538	$4,541,697	$13,952,117	$6,902,247
Dividends — affiliated	7	511	144	263	207

Total income	21,064,188	16,401,049	4,541,841	13,952,380	6,902,454

Expenses
Investment advisory	2,957,600	1,917,245	510,894	1,646,498	816,592
Professional	70,693	60,749	30,566	22,968	49,704
Accounting services	66,035	52,774	17,692	53,762	27,433
Reorganization costs	—	—	—	205,002	—
Transfer agent	20,262	19,155	10,881	20,433	15,118
Officer and Directors	23,229	21,488	5,923	18,420	9,359
Custodian	21,735	16,398	5,732	13,597	9,543
Printing	6,466	5,298	3,153	11,029	4,065
Registration	6,453	3,780	3,779	3,780	4,506
Liquidity fees	—	12,173	—	—	—
Remarketing fees on Preferred Shares	—	11,954	—	—	—
Rating agency	18,113	18,042	17,963	18,031	17,984
Miscellaneous	26,384	25,590	15,643	35,715	20,628

Total expenses excluding interest expense, fees and amortization of offering costs	3,216,970	2,164,646	622,226	2,049,235	974,932
Interest expense, fees and amortization of offering costs[1]	1,742,913	1,281,709	361,596	1,082,701	514,620

Total expenses	4,959,883	3,446,355	983,822	3,131,936	1,489,552
Less fees waived by the Manager	(191,472)	(358)	(2)	(134)	(554)

Total expenses after fees waived	4,768,411	3,445,997	983,820	3,131,802	1,488,998

Net investment income	16,295,777	12,955,052	3,558,021	10,820,578	5,413,456

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,502,272	126,112	125,889	1,931,289	282,605
Financial futures contracts	(36,079)	(158,668)	(73,716)	97,313	(126,789)

	1,466,193	(32,556)	52,173	2,028,602	155,816

Net change in unrealized appreciation (depreciation) on:
Investments	13,922,437	16,140,614	3,247,954	12,322,528	6,430,164
Financial futures contracts	(569,678)	(455,245)	(187,745)	(438,034)	(277,750)

	13,352,759	15,685,369	3,060,209	11,884,494	6,152,414

Net realized and unrealized gain	14,818,952	15,652,813	3,112,382	13,913,096	6,308,230

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$31,114,729	$28,607,865	$6,670,403	$24,733,674	$11,721,686

[1] Related to TOB Trusts, VRDP and/or VMTP Shares.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$16,295,777	$31,891,095	$12,955,052	$20,128,100
Net realized gain (loss)	1,466,193	4,449,083	(32,556)	(30,115)
Net change in unrealized appreciation (depreciation)	13,352,759	(4,739,523)	15,685,369	(5,936,701)

Net increase in net assets applicable to Common Shareholders resulting from operations	31,114,729	31,600,655	28,607,865	14,161,284

Distributions to Common Shareholders[1]
From net investment income	(16,620,151)	(33,540,031)	(13,606,057)	(19,867,803)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	—	—	—	141,228,164

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	14,494,578	(1,939,376)	15,001,808	135,521,645
Beginning of period	646,897,305	648,836,681	470,946,390	335,424,745

End of period	$661,391,883	$646,897,305	$485,948,198	$470,946,390

Undistributed net investment income, end of period	$5,415,728	$5,740,102	$5,082,532	$5,733,537

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$3,558,021	$7,103,506	$10,820,578	$15,097,053
Net realized gain	52,173	13,364	2,028,602	1,743,414
Net change in unrealized appreciation (depreciation)	3,060,209	1,150,981	11,884,494	3,262,712

Net increase in net assets applicable to Common Shareholders resulting from operations	6,670,403	8,267,851	24,733,674	20,103,179

Distributions to Common Shareholders[1]
From net investment income	(3,609,576)	(7,219,153)	(10,460,427)	(15,712,311)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	—	—	173,278,358	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	3,060,827	1,048,698	187,551,605	4,390,868
Beginning of period	126,695,636	125,646,938	282,534,154	278,143,286

End of period	$129,756,463	$126,695,636	$470,085,759	$282,534,154

Undistributed net investment income, end of period	$1,828,898	$1,880,453	$2,206,603	$1,782,557

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	43

Statements of Changes in Net Assets

	BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$5,413,456	$9,735,486
Net realized gain	155,816	338,698
Net change in unrealized appreciation (depreciation)	6,152,414	(245,483)

Net increase in net assets applicable to Common Shareholders resulting from operations	11,721,686	9,828,701

Distributions to Common Shareholders[1]
From net investment income	(5,728,165)	(10,405,017)

Capital Share Transactions
Net proceeds from the issuance of common shares due to reorganization	—	29,666,266

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	5,993,521	29,089,950
Beginning of period	210,548,566	181,458,616

End of period	$216,542,087	$210,548,566

Undistributed net investment income, end of period	$717,366	$1,032,075

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Statements of Cash Flows

Six Months Ended January 31, 2016 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$31,114,729	$28,607,865	$6,670,403	$24,733,674	$11,721,686
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	124,635,584	45,322,181	17,143,186	80,120,740 [1]	18,866,134
Purchases of long-term investments	(132,151,204)	(48,009,893)	(19,262,371)	(68,804,266)[1]	(31,108,588)
Net proceeds from sales (purchases) of short-term securities	(1,325,139)	4,116,587	1,365,758	(12,665,616)	(2,058,537)
Net realized gain on investments	(1,545,255)	(126,112)	(125,889)	(1,931,289)	(282,605)
Net unrealized appreciation on investments	(13,922,437)	(16,140,614)	(3,247,954)	(12,341,223)	(6,430,164)
Amortization of premium and accretion of discount on investments	3,225,561	(45,060)	320,160	1,021,110	249,756
(Increase) decrease in assets:
Cash pledged for financial futures contracts	(197,750)	70,000	19,000	(72,450)[1]	(94,200)
Interest receivable	(1,442,055)	127,022	35,245	666,033 [1]	(87,843)
Prepaid expenses	9,961	10,180	19,070	10,075 [1]	17,723
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	11,227	6,478	1,319	(47,774)[1]	8,887
Officer’s and Directors’ fees	(5,437)	(1,456)	(248)	(3,501)[1]	(928)
Other accrued expenses	9,428	2,490	(943)	(135,333)[1]	29,802
Interest expense and fees	(4,638)	(6,185)	(1,899)	(38,034)[1]	(682)
Reorganization costs	—	(267,605)	—	(180,904)[1]	(188,233)
Variation margin payable on financial futures contracts	37,298	(69,421)	(21,305)	39,688 [1]	20,344

Net cash provided by (used for) operating activities	8,449,873	13,596,457	2,913,532	10,370,930	(9,337,448)

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	19,382,970	—	810,977	7,945,000	15,060,000
Repayments of TOB Trust Certificates	(11,255,675)	—	(114,933)	—	—
Cash distributions paid to Common Shareholders	(16,620,151)	(13,606,057)	(3,609,576)	(10,895,197)[1]	(5,728,165)
Increase in bank overdraft	42,983	—	—	—	—
Amortization of deferred offering costs	—	9,600	—	8,077 [1]	5,613

Net cash provided by (used for) financing activities	(8,449,873)	(13,596,457)	(2,913,532)	(2,942,120)	9,337,448

Cash
Net increase in cash	—	—	—	7,428,810	—
Cash at beginning of period	—	—	—	4,363,273 [2]	—

Cash at end of period	—	—	—	11,792,083	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$1,747,551	$1,278,294	$363,495	$1,104,581	$509,689

Non-Cash Financing Activities
Fair Value of investments acquired in reorganization	—	—	—	$268,842,773	—
Common Shares issued in reorganization	—	—	—	$173,278,358	—
Preferred Shares issued in reorganization	—	—	—	$87,300,000	—

[1]	Includes assets and liabilities acquired in reorganization.

[2]	Includes cash acquired in reorganization of $4,363,273.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	45

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.78		$15.82	$14.52	$16.41	$14.27		$14.55

Net investment income[1]	0.40		0.78	0.82	0.86	0.95		0.97
Net realized and unrealized gain (loss)	0.36		(0.00)[2]	1.34	(1.82)	2.13		(0.33)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.76		0.78	2.16	(0.96)	3.07		0.62

Distributions to Common Shareholders from net investment income[3]	(0.41)		(0.82)	(0.86)	(0.93)	(0.93)		(0.90)

Net asset value, end of period	$16.13		$15.78	$15.82	$14.52	$16.41		$14.27

Market price, end of period	$15.05		$14.28	$14.04	$13.31	$16.36		$13.15

Total Return Applicable to Common Shareholders[4]
Based on net asset value	5.07%	[5]	5.52%	15.94%	(6.16)%	22.26%		4.88%

Based on market price	8.33%	[5]	7.60%	12.25%	(13.71)%	32.27%		0.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[6]	1.47%	1.57%	1.64%	1.48%	[7]	1.38%	[7]

Total expenses after fees waived	1.46%	[6]	1.45%	1.51%	1.56%	1.39%	[7]	1.25%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	0.93%	[6]	0.93%	0.93%	0.92%	1.01%	[7,9]	1.02%	[7]

Net investment income	4.98%	[6]	4.88%	5.44%	5.27%	6.14%	[7]	6.93%	[7]

Distributions to AMPS Shareholders	—		—	—	—	0.06%		0.16%

Net investment income to Common Shareholders	4.98%	[6]	4.88%	5.44%	5.27%	6.08%		6.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$661,392		$646,897	$648,837	$595,269	$671,077		$583,400

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$254,000

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$82,421

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000	$254,000	$254,000	$254,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$360,391		$354,684	$355,448	$334,358	$364,204		—

Borrowings outstanding, end of period (000)	$169,699		$161,571	$88,271	$172,316	$185,775		$179,443

Portfolio turnover rate	11%		25%	25%	34%	46%		24%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[9]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.62		$15.74		$14.51	$16.54	$14.73	$15.19

Net investment income[1]	0.43		0.84		0.86	0.86	0.83	0.93
Net realized and unrealized gain (loss)	0.52		(0.07)		1.27	(2.00)	1.87	(0.47)
Distributions to AMPS Shareholders from net investment income	—		—		—	—	—	(0.03)

Net increase (decrease) from investment operations	0.95		0.77		2.13	(1.14)	2.70	0.43

Distributions to Common Shareholders:[2]
From net investment income	(0.45)		(0.89)		(0.89)	(0.89)	(0.89)	(0.89)
From net realized gain	—		—		(0.01)	—	—	—

Total distributions to Common Shareholders	(0.45)		(0.89)		(0.90)	(0.89)	(0.89)	(0.89)

Net asset value, end of period	$16.12		$15.62		$15.74	$14.51	$16.54	$14.73

Market price, end of period	$14.49		$13.55		$14.11	$13.30	$16.05	$13.74

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.56%	[4]	5.59%		15.79%	(7.19)%	18.96%	3.28%

Based on market price	10.42%	[4]	2.18%		13.24%	(12.33)%	23.76%	(2.77)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.45%	[5]	1.62%	[6]	1.64%	1.61%	1.81%	1.21%	[7]

Total expenses after fees waived and/or reimbursed	1.45%	[5]	1.57%	[6]	1.57%	1.58%	1.78%	1.17%	[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[8]	0.91%	[5,9]	1.02%	[6,9]	1.25% [9]	1.33% [9]	1.43% [9]	1.11%	[7]

Net investment income	5.45%	[5]	5.27%	[6]	5.78%	5.28%	5.28%	6.36%	[7]

Distributions to AMPS Shareholders	—		—		—	—	—	0.21%

Net investment income to Common Shareholders	5.45%	[5]	5.27%		5.78%	5.28%	5.28%	6.15%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$485,948		$470,946		$335,425	$309,165	$351,837	$313,084

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$237,100		$237,100		$172,700	$172,700	$172,700	$172,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,955		$298,628		$294,224	$279,019	$303,727	$281,288

Borrowings outstanding, end of period (000)	$52,744		$52,744		$34,699	$38,231	$29,719	$13,263

Portfolio turnover rate	6%		10%		16%	10%	17%	12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses, after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[9]

For the six months ended July 31, 2016 and the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%, 1.01%, 0.95%, 0.93% and 1.01%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	47

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.95		$14.83	$13.61	$15.73	$13.40		$13.87

Net investment income[1]	0.42		0.84	0.85	0.84	0.87		0.91
Net realized and unrealized gain (loss)	0.37		0.13	1.22	(2.11)	2.32		(0.49)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.04)

Net increase (decrease) from investment operations	0.79		0.97	2.07	(1.27)	3.18		0.38

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.85)	(0.85)	(0.85)	(0.85)		(0.85)

Net asset value, end of period	$15.31		$14.95	$14.83	$13.61	$15.73		$13.40

Market price, end of period	$14.41		$13.37	$13.26	$12.20	$15.47		$12.39

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.53%	[4]	7.25%	16.40%	(8.41)%	24.51%		3.20%

Based on market price	11.13%	[4]	7.27%	16.10%	(16.52)%	32.43%		(7.32)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	[6]	1.56%	1.67%	1.72%	1.58%	[5]	1.23%	[5]

Total expenses after fees waived	1.54%	[6]	1.56%	1.67%	1.72%	1.58%	[5]	1.23%	[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.97%	[6]	0.98%	1.00%	1.00%	1.08%	[5,8]	1.11%	[5]

Net investment income	5.56%	[6]	5.52%	6.04%	5.36%	5.94%	[5]	6.91%	[5]

Distributions to AMPS Shareholders	—		—	—	—	0.08%		0.28%

Net investment income to Common Shareholders	5.56%	[6]	5.52%	6.04%	5.36%	5.86%		6.63%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$129,756		$126,696	$125,647	$115,287	$133,160		$113,423

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$56,525

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$75,165

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500	$56,500	$56,500	$56,500		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$329,657		$324,240	$322,384	$304,049	$335,681		—

Borrowings outstanding, end of period (000)	$20,184		$19,488	$20,284	$28,192	$34,106		$15,680

Portfolio turnover rate	9%		13%	32%	51%	43%		29%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Annualized.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.48		$15.24	$14.16	$16.18	$14.63		$14.92

Net investment income[1]	0.40		0.83	0.86	0.90	0.87		0.93
Net realized and unrealized gain (loss)	0.44		0.27	1.12	(2.00)	1.61		(0.26)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—		(0.04)

Net increase (decrease) from investment operations	0.84		1.10	1.98	(1.10)	2.48		0.63

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.86)	(0.90)	(0.92)	(0.93)		(0.92)

Net asset value, end of period	$15.89		$15.48	$15.24	$14.16	$16.18		$14.63

Market price, end of period	$14.20		$13.22	$13.47	$12.57	$16.05		$13.39

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.83%	[4]	8.08%	15.24%	(7.09)%	17.60%		4.78%

Based on market price	10.81%	[4]	4.43%	14.74%	(16.86)%	27.46%		(1.67)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	[5,6]	1.52%	1.54%	1.50%	1.72%		1.37%	[7]

Total expenses after fees waived and/or reimbursed	1.49%	[5,6]	1.48%	1.54%	1.50%	1.72%		1.36%	[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[8]	0.98%	[5,6]	0.93%	0.93%	0.89%	1.38%	[9]	1.23%	[7]

Net investment income	5.15%	[5]	5.30%	5.94%	5.62%	5.65%		6.48%	[7]

Distributions to AMPS Shareholders	—		—	—	—	—		0.25%

Net investment income to Common Shareholders	5.15%	[5]	5.30%	5.94%	5.62%	5.65%		6.23%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$470,086		$282,534	$278,143	$258,341	$294,804		$266,326

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$231,900		$144,600	$144,600	$144,600	$144,600		$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$302,711		$295,390	$292,354	$278,659	$303,876		$284,181

Borrowings outstanding, end of period (000)	$51,227		$23,487	$23,487	$34,876	$29,568		$16,190

Portfolio turnover rate	14%		19%	16%	17%	19%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.39%, 1.39% and 0.88%, respectively.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[9]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	49

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015		2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.77		$15.77		$14.59	$16.57	$14.97		$15.38

Net investment income[1]	0.41		0.81		0.87	0.90	0.85		0.92
Net realized and unrealized gain (loss)	0.47		0.07		1.20	(1.99)	1.66		(0.38)
Distributions to AMPS Shareholders from net investment income	—		—		—	—	—		(0.03)

Net increase (decrease) from investment operations	0.88		0.88		2.07	(1.09)	2.51		0.51

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.88)		(0.89)	(0.89)	(0.91)		(0.92)

Net asset value, end of period	$16.22		$15.77		$15.77	$14.59	$16.57		$14.97

Market price, end of period	$15.02		$13.50		$13.89	$13.07	$15.98		$13.94

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.00%	[4]	6.33%		15.39%	(6.78)%	17.34%		3.84%

Based on market price	14.66%	[4]	3.34%		13.45%	(13.42)%	21.53%		(2.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.40%	[5]	1.54%	[6]	1.48%	1.53%	1.65%		1.37%	[7]

Total expenses after fees waived and/or reimbursed	1.40%	[5]	1.45%	[6]	1.48%	1.53%	1.65%		1.36%	[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[8]	0.91%	[5]	0.96%	[6]	0.95%	0.94%	1.28%	[9]	1.14%	[7]

Net investment income	5.08%	[5]	5.05%		5.79%	5.46%	5.38%		6.24%	[7]

Distributions to AMPS Shareholders	—		—		—	—	—		0.18%

Net investment income to Common Shareholders	5.08%	[5]	5.05%		5.79%	5.46%	5.38%		6.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$216,542		$210,549		$181,459	$167,857	$190,562		$171,938

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600		$66,300	$66,300	$66,300		$66,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$362,157		$354,901		$373,693	$353,178	$387,425		$359,333

Borrowings outstanding, end of period (000)	$40,028		$28,468		$37,066	$53,010	$50,860		$33,765

Portfolio turnover rate	6%		21%		16%	8%	23%		11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[9]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Non-diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund, Inc.	MFT	Massachusetts	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund, Inc.	MPA	Massachusetts	Non-diversified

The Boards of Directors/Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Reorganizations: The Board and shareholders of MIY and the Board and shareholders of BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”) approved the reorganizations of MYM into MIY. As a result, MIY acquired substantially all of the assets and assumed substantially all of the liabilities of MYM in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of MIY.

Each MYM Common Shareholder received Common Shares of MIY in an amount equal to the aggregate NAV of such Common Shareholder’s MYM Common Shares, as determined at the close of business on September 11, 2015, less the costs of MYM’s reorganization. Cash was distributed for any fractional Common Shares.

Each MYM VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MIY, par value $0.10 per share and with a liquidation preference of $100,000 per share, in exchange for each MYM VRDP Share held by such MYM VRDP Shareholder.

The reorganizations were accomplished by a tax-free exchange of common shares and VRDP Shares of MIY in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of MIY
MYM Common Shares	12,098,420	0.93643508	11,329,360
MYM VRDP Shares	873	1	873

MYM’s common net assets and composition of common net assets on September 11, 2015, the valuation date of the reorganization, were as follows:

MYM
Net assets Applicable to Common Shares	$173,278,358
Paid-in-capital	$162,329,528
Undistributed net investment income	$63,895
Accumulated net realized loss	$(4,955,955)
Net unrealized appreciation (depreciation)	$15,840,890

For financial reporting purposes, assets received and shares issued by MIY were recorded at fair value. However, the cost basis of the investments received from MYM were carried forward to align ongoing reporting of MIY’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to common shareholders of MIY before the acquisition were $279,109,521. The aggregate net assets of MIY immediately after the acquisition amounted to $452,388,270. MYM’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MYM	$268,842,773	$253,001,883	$14,792,998	$87,300,000

The purpose of the transactions was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 14, 2015.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	51

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on August 1, 2015, the beginning of the fiscal reporting period of MIY, the pro forma results of operations for the six months ended January 31, 2016, are as follows:

•	Net investment income: $11,718,112

•	Net realized and change in unrealized gain (loss) on investments: $13,132,962

•	Net increase in net assets resulting from operations: $24,851,074

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MYM that have been included in MIY’s Statement of Operations since September 14, 2015.

Reorganization costs incurred in connection with the reorganization were expensed by MIY.

The Board and shareholders of MUJ and the Board and shareholders of BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) approved the reorganizations of MJI into MUJ. As a result, MUJ acquired substantially all of the assets and assumed substantially all of the liabilities of MJI in exchange for an equal aggregate value of newly-issued Common Shares of MUJ. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 13, 2015.

Each MJI Common Shareholder received Common Shares of MUJ in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on April 10, 2015. Cash was distributed for any fractional Common Shares.

Each MJI VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MUJ, par value $0.10 per share and with a liquidation preference of $100,000 per share, in exchange for each MJI VRDP Share held by such MJI VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of common shares and VRDP Shares of MUJ in the following amounts and at the following conversion ratios:

	Shares Prior to Reorganization	Conversion Ratio	Shares of MUJ
MJI Common Shares	8,895,127	0.99469981	8,847,944
MJI VRDP Shares	644	1	644

MJI’s common net assets and composition of common net assets on April 10, 2015, the valuation date of the reorganization, was as follows:

MJI
Net assets Applicable to Common Shares	$141,228,164
Paid-in-capital	$125,203,503
Undistributed net investment income	$359,403
Accumulated net realized loss	$(2,924,235)
Net unrealized appreciation (depreciation)	$18,589,493

For financial reporting purposes, assets received and shares issued by MUJ were recorded at fair value. However, the cost basis of the investments received from MJI were carried forward to align ongoing reporting of MUJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of MUJ before the acquisition were $340,079,718. The aggregate net assets of MUJ immediately after the acquisition amounted to $481,307,882. The following key components of MJI prior to the reorganization were as follows:

	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MJI	$219,532,138	$200,972,102	$18,044,269	$64,400,000

Assuming the acquisition had been completed on August 1, 2014, the beginning of the fiscal reporting period of MUJ, the pro forma results of operations for the year ended July 31, 2015, are as follows:

•	Net investment income: $25,519,981

•	Net realized and change in unrealized gain (loss) on investments: $(1,461,068)

•	Net increase in net assets resulting from operations: $24,058,913

52	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MJI that have been included in MUJ’s Statement of Operations since April 13, 2015.

Reorganization costs incurred in connection with the MJI reorganization were expensed by MUJ.

The Board and shareholders of MPA and the Board and shareholders of BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) approved the reorganizations of BPS into MPA. As a result, MPA acquired substantially all of the assets and assumed substantially all of the liabilities of BPS in exchange for an equal aggregate value of newly-issued Common Shares of MPA. The purpose of the transaction was to combine two funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 13, 2015.

Each BPS Common Shareholder received Common Shares of MPA in an amount equal to the aggregate NAV of such Common Shareholder’s Common Shares, as determined at the close of business on April 10, 2015. Cash was distributed for any fractional Common Shares.

Each BPS VRDP Shareholder received on a one-for-one basis one newly issued VRDP Share of MPA, par value $0.05 per share and with a liquidation preference of $100,000 per share, in exchange for each BPS VRDP Share held by such BPS VRDP Shareholder.

The reorganization was accomplished by a tax-free exchange of common shares and VRDP Shares of MPA in the following amounts and at the following conversion ratios:

	Shares Prior to Reorganization	Conversion Ratio	Shares of MPA
BPS Common Shares	2,032,115	0.90936725	1,847,932
BPS VRDP Shares	163	1	163

BPS’s common net assets and composition of common net assets on April 10, 2015, the valuation date of the reorganization, was as follows:

BPS
Net assets Applicable to Common Shares	$29,666,266
Paid-in-capital	$28,259,598
Undistributed net investment income	$37,581
Accumulated net realized loss	$(2,559,411)
Net unrealized appreciation (depreciation)	$3,928,498

For financial reporting purposes, assets received and shares issued by MPA were recorded at fair value. However, the cost basis of the investments received from BPS were carried forward to align ongoing reporting of MPA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to common shareholders of MPA before the acquisition were $184,689,308. The aggregate net assets of MPA immediately after the acquisition amounted to $ 214,355,574. The following key components of BPS prior to the reorganization were as follows:

	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BPS	$46,378,342	$42,453,248	$1,543,441	$16,300,000

Assuming the acquisition had been completed on August 1, 2014, the beginning of the fiscal reporting period of MPA, the pro forma results of operations for the year ended July 31, 2015, are as follows:

•	Net investment income: $10,513,377

•	Net realized and change in unrealized gain (loss) on investments: $1,230,564

•	Net increase in net assets resulting from operations: $11,743,941

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of BPS that have been included in MPA’s Statement of Operations since April 13, 2015.

Reorganization costs incurred in connection with the BPS reorganization were expensed by MPA.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements,

SEMI-ANNUAL REPORT	JANUARY 31, 2016	53

Notes to Financial Statements (continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in Officer’s and Directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impact of this new guidance, management expects that the effects of the Funds’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	55

Notes to Financial Statements (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended January 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended January 31, 2016, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$379,867,968	$169,698,729	0.01% - 0.21%	$165,585,644	0.62%
MUJ	$98,197,460	$52,743,580	0.01% - 0,21%	$52,743,580	0.70%
MFT	$38,714,477	$20,184,337	0.01% - 0.21%	$19,448,395	0.68%
MIY	$104,055,926	$51,227,057	0.01% - 0.16%	$36,825,072	0.53%
MPA	$76,688,870	$40,028,345	0.02% - 0.07%	$37,230,519	0.63%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Funds will usually enter into a reimbursement agreement with the Liquidity Provider where the Funds are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at January 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at January 31, 2016.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory Fees

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and

SEMI-ANNUAL REPORT	JANUARY 31, 2016	57

Notes to Financial Statements (continued)

provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets plus the proceeds of any debt securities or outstanding borrowings used for leverage at the following annual rates:

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fee	0.55%	0.50%	0.50%	0.49%	0.49%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares).

Prior to September 14, 2015, the annual rate as a percentage of average daily net assets for MIY was 0.50%.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the six months ended January 31, 2016, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amount waived	$2	$358	$2	$134	$554

The Manager for MUC voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the six months ended January 31, 2016 the amounts waived were as follows:.

MUC	$191,470

Officers and Directors Fees

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the six months ended January 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$139,634,616	$48,009,893	$19,961,497	$102,299,537	$36,454,467
Sales	$124,635,584	$45,802,791	$18,173,501	$88,479,009	$20,377,801

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended July 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MUJ	MFT	MIY	MPA
No expiration date[1]	$1,817,695	$6,366,914	$6,786,532	$4,968,778	$2,856,939
2016	—	—	—	1,401,889	598,405
2017	6,504,940	—	—	2,031,132	1,653,517
2018	—	—	4,616,682	—	893,908
2019	—	—	—	—	50,303

Total	$8,322,635	$6,366,914	$11,403,214	$8,401,799	$6,053,072

[1]	Must be utilized prior to losses subject to expiration.

58	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$832,593,295	$654,289,459	$162,845,714	$650,114,215	$275,578,215

Gross unrealized appreciation	$78,513,194	$66,144,378	$21,842,786	$56,800,165	$25,399,981
Gross unrealized depreciation	(709,447)	(1,569,080)	(235,022)	(65,202)	(737,756)

Net unrealized appreciation	$77,803,747	$64,575,298	$21,607,764	$56,734,963	$24,662,225

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	59

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MUC, MUJ, MIY and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, certain Funds invested a significant portion of their assets in securities in the County/City/Special District/School District, Health and Transportation sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Common Shares

MFT and MPA are authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ and MIY are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

For the six months ended January 31, 2016 for MUC, MUJ, MFT and MPA and the year ended July 31, 2015 for MUC, MFT and MIY, shares issued and outstanding remained constant for those Funds.

For the six months ended January 31, 2016, shares issued and outstanding increased by 11,329,360 due to the reorganization for MIY.

For the year ended July 31, 2015, shares issued and outstanding increased by 8,847,944 and 1,847,932 due to the reorganizations for MUJ and MPA, respectively.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

VRDP Shares

MUJ, MIY and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
	4/13/15	644	$64,400,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
	9/14/15	873	$87,300,000	5/01/41
MPA	5/19/11	663	$66,300,000	6/01/41
	4/13/15	163	$16,300,000	7/01/42

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Liquidity Feature: The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreements between the VRDP Funds and the liquidity provider are for a 364 day term and are scheduled to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA
Expiration date	4/19/17	7/07/16	7/07/16

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. No remarketing fees are incurred during any special rate period (as described below).

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s and a long-term rating of AAA from Fitch.

For the six months ended January 31, 2016, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	0.89%	0.91%	0.91%

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	61

Notes to Financial Statements (continued)

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, MIY and MPA commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. In May 2015, the special rate period was extended to June 22, 2016. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

On April 17, 2014, MUJ commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. Prior to June 22, 2016 for MIY and MPA, and April 19, 2017 for MUJ, the holder of the VRDP Shares and VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned to the VRDP Shares at issuance but such ratings may be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

For the six months ended January 31, 2016, VRDP Shares issued and outstanding for MUJ and MPA remained constant, and the VRDP Shares issued and outstanding increased by 873 due to the reorganization of MIY.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	3/30/19
MFT	12/16/11	565	$56,500,000	1/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 for MFT and Aa2 for MUC from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

62	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (concluded)

For the six months ended January 31, 2016, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	0.93%	1.01%

Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended January 31, 2016, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on March 1, 2016 to shareholders of record on February 16, 2016:

Common Dividend Per Share
MUC	$0.0675
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0690
MPA	$0.0715

Additionally, the Funds declared a net investment income dividend in the following amounts per share on March 1, 2016, payable to Common Shareholders of record on March 15, 2016:

Common Dividend Per Share
MUC	$0.0675
MUJ	$0.0710
MFT	$0.0710
MIY	$0.0690
MPA	$0.0683

The dividends declared on Preferred Shares for the period February 1, 2016 to February 29, 2016 for the Funds were as follows:

	Preferred Share	Series	Dividends Declared
MUC	VMTP Shares	W-7	$187,169
MUJ	VRDP Shares	W-7	$167,201
MFT	VMTP Shares	W-7	$45,215
MIY	VRDP Shares	W-7	$167,209
MPA	VRDP Shares	W-7	$59,558

SEMI-ANNUAL REPORT	JANUARY 31, 2016	63

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board, Chairperson of the Audit Committee and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Funds and Jonathan Diorio became a Vice President of the Funds.

Effective December 31, 2015, Kathleen F. Feldstein and James T. Flynn retired as Directors of the Funds.

Effective January 11, 2016, Phillip Soccio became co-portfolio manger of MUC. The other portfolio managers of MUC are Ted Jaeckel and Walter O’Connor.

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Director and Member of the Audit Committee of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Citibank, N.A.[1] New York, NY 10179 Bank of America, N.A.[2] New York, NY 10036	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

VRDP Remarketing Agents Citigroup Global Markets Inc.[1] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[2] New York, NY 10036

[1]	For MIY and MPA.

[2]	For MUJ.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Additional Information

Proxy Results

At a joint special meeting of shareholders of BlackRock MuniYield Michigan Quality Fund, Inc. (the “Fund”) held on Thursday, August 6, 2015, Fund shareholders were asked to vote on the following proposals:

The preferred shareholders of the Fund were asked to vote as a separate class, to approve an Agreement and Plan of Reorganization between the Fund and the BlackRock MuniYield Michigan Quality Fund II and the transactions contemplated therein, including the issuance of additional VRDP shares.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
1,446	0	0

The common and preferred shareholders of the Fund were asked to vote as a single class, to approve the issuance of additional shares of common stock of the Fund in connection with the Agreement and Plan of Reorganization between BlackRock MuniYield Michigan Quality Fund II, Inc. and the Fund.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
8,608,146	1,121,854	365,599

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	65

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	67

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-1/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Mr. Phillip Soccio became a portfolio manager of the fund in January, 2016.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

(a)(2)       As of January 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	11	0	0	0	0	0
	$3.90 Billion	$0	$0	$0	$0	$0

(iv)       Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)         As of January 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of January 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief

Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to Mr. Soccio, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Soccio has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mr. Soccio is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of January 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio	None

(b) Mr. Phillip Soccio became a portfolio manager of the fund in January, 2016.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniHoldings California Quality Fund, Inc.

Date: April 1, 2016